                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                    --------------

                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): April 1,1999

                                Accuride Corporation
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                 (Exact Name of Registrant as Specified in Charter)


Delaware                              333-50239                  61-1109077
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(State or Other                      (Commission             (IRS Employer
Jurisdiction of Incorporation)       File Number)            Identification No.)

 2315 Adams Lane, Henderson, Kentucky                               42420
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: (502) 826-5000


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(Former Name or Former Address, if Changed Since Last Report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On April 1, 1999, Accuride Corporation (the "Company") acquired Kaiser Aluminum & Chemical Corporation's ("Kaiser") 50% interest in AKW L.P., a Delaware limited partnership ("AKW"), pursuant to the terms of a Purchase Agreement by and among the Company, Kaiser and Accuride Ventures, Inc., a wholly owned subsidiary of Accuride (the "Acquisition", which is filed herewith as Exhibit 2.1 and is incorporated herein by reference). In connection with the Acquisition, AKW and Kaiser amended and restated an existing lease agreement pursuant to which AKW leases certain property from Kaiser (a copy of the amended and restated lease is filed herewith as Exhibit
10.1 and is incorporated herein by reference).   A copy of the press release
dated April 1, 1999 issued by the Company with respect to the Acquisition is filed herewith as Exhibit 99.1 and is incorporated herein by reference. AKW was formed in 1997 as a 50-50 joint venture between Kaiser and Accuride to design, manufacture, and sell heavy-duty aluminum wheels. The Acquisition gives the Company, through its wholly owned subsidiary, 100% control of AKW. Total consideration paid to Kaiser for the 50% interest was approximately $70 million, which was determined through arms-length negotiations between the parties.

     The Company financed the Acquisition through the Company's $140.0 million senior secured revolving credit facility, which is provided by a syndicate of banks and other financial institutions led by Citicorp USA, Inc., as administrative agent, Citicorp Securities, Inc., as arranger, Bankers Trust Company, as syndication agent, and Wells Fargo Bank, as documentation agent.

     Except as set forth herein, no material relationships exist between Kaiser and the Company or any of the Company's affiliates, directors, officers, or any associate of any director or officer of the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of businesses acquired.

     The financial statements required pursuant to Rule 3-05 of Regulation S-X will be provided within 60 days of the date of the filing of this Form 8-K.

(b)  Pro forma financial information.

     The financial information required pursuant to Article 11 of Regulation S-X will be provided within 60 days of the date of the filing of this Form 8-K.

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(c)  Exhibits


Exhibit Number     Description
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
    2.1            Purchase Agreement

   10.1            Amended and Restated Lease Agreement

   99.1            Press release announcing completion of the Acquisition.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ACCURIDE CORPORATION

Dated: April 8, 1999                   By:  /s/ William P. Greubel
                                          ----------------------------------
                                       William P. Greubel
                                       President and Chief Executive Officer